---------------------------------------------------

DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Frederick B. Whittemore                     VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                  Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.   SECRETARY
  Incorporated                              Karl O. Hartmann
Warren J. Olsen                             ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                      James R. Rooney
  Principal, Morgan Stanley Asset           TREASURER
  Management Inc. and Morgan Stanley & Co.  Joanna M. Haigney
  Incorporated                              ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For  current performance, current  net asset value, or  for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             VALUE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities will outperform the market over the long-term, and can be expected to preserve principal in a difficult market environment.

Key aspects of our philosophy are as follows:

    Reversion to mean valuation levels (return to the long term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our   Portfolio   is   characterized   by   a   distinctly   below   average
    price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
----------------------------------------------------

                                                TOTAL RETURNS(2)
                                 ----------------------------------------------
                                                          AVERAGE     AVERAGE
                                                          ANNUAL      ANNUAL
                                                ONE        FIVE        SINCE
                                    YTD        YEAR        YEARS     INCEPTION
                                 ---------  -----------  ---------  -----------
PORTFOLIO-CLASS A..............       9.67%      15.66%      14.19%      12.00%
PORTFOLIO-CLASS B(3)...........       8.55         N/A         N/A         N/A
S&P 500........................      13.49       20.31       15.21       14.97
INDATA EQUITY-MEDIAN...........      13.47       18.93       14.43       14.34

1. The S&P 500 Stock Index and the Indata Equity-Median Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 4% cash and 96% equity based on $462 million in assets among 1,257 portfolios for the nine month period ended September 30, 1996.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

    Investment decisions are based on research undertaken by the Morgan Stanley Asset Management/Chicago investment team.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 9.67% for the Class A shares and 8.55% for the Class B shares, as compared to a total return of 13.49% for the S&P 500 Index and 13.47% for the Indata Equity-Median Index. The average annual total return for the twelve month and five year periods ended September 30, 1996 and for the period from inception on January 31, 1990 through September 30, 1996 were 15.66%, 14.19% and 12.00%, respectively, for the Class A shares as compared to 20.31%, 15.21% and 14.97%, respectively, for the S&P 500 Index and 18.93%, 14.43% and 14.34%, respectively for the Indata Equity-Median Index.

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                                       P/E        P/B
                                                    ---------  ---------
VALUE EQUITY PORTFOLIO............................      14.8X      2.42X
S&P 500...........................................      18.3X      4.32X

Performance in the nine months ended September 1996 was driven primarily by investment style as large cap growth stocks significantly outperformed large cap value stocks. Year-to-date, the S&P/Barra Growth Index returned 15.73% and the S&P/Barra Value Index returned 11.52%. The outperformance of growth stocks was even more pronounced within the Russell large cap indexes, with the Russell 1000 Growth Index returning 16.10% for the first nine months of 1996 compared to the Russell 1000 Value Index return of 10.67%. After peaking in late May and reaching lows in late July, the broader market measures rallied through the third quarter on favorable economic news and renewed liquidity. Both the Dow Jones Industrial Average and the S&P 500 Index broke through the previous highs in mid-September. Initially, fears of rising interest rates and slowing corporate earnings had depressed a volatile July market. However, during August and September, signs of continued moderating economic growth combined with signs that inflation was not emerging as a significant threat drove the markets higher. The economic news enabled the Fed to leave interest rates unchanged. In addition, the markets absorbed the strong equity mutual fund inflows seen in August and September, which had rebounded after sharply falling in July. During this period, the Portfolio experienced disappointing stock selection as Philip Morris (-16%) and RJR Nabisco (-12%) fell, mostly in one day, on the news of a jury verdict against Brown and Williamson in the Carter case. Other significant disappointments included AMR (-12%) and Bausch & Lomb (-12%). AMR fell on expectation of a slower economy, higher costs and the reinstatement of the ticket tax. Bausch & Lomb fell after disclosing that sunglass sales on new products would be above expectations, but at the expense of existing products. We believe all of these stocks are distinctly below fair value and have added to our positions at the current (lower) prices.

The best performing sectors in the Portfolio during the first nine months of 1996 were retail, up 56%, capital goods, up 21%, and financial services, up 14%. The underperforming sectors for the first nine months of 1996 were consumer non-durables, which declined 8%, and utilities, which declined 1%. Year-to-date, the best performing stocks were TJ Maxx, up 92%, Woolworth, up 59%, Monsanto, up 51%, and Chase Manhattan, up 40%. Stocks providing the biggest disappointment in the same time period included Apple Computer, down 30%, NYNEX, down 17%, and Lincoln National, down 16%.

During the first nine months of 1996, we adjusted the portfolio exposure in consumer staples, telecommunications, retail, energy, autos and technology. We initiated positions in the tobacco industry, purchasing both Philip Morris and RJR Nabisco which offered above market yields and attractive valuations, while selling the Heinz position. We sold SBC Communications and added AT&T when it declined to $38 from a high of $42 (post-Lucent pricing). This enabled us to reduce our regional phone exposure and increase exposure to the potentially better positioned long-distance carriers. AT&T also appeared inexpensive compared to its peers, especially after considering the company's planned spin-offs. We adjusted the retail exposure by selling Kmart, paring back TJ Maxx and adding to Woolworth, which on a net basis reduced the exposure to retail. In the energy sector, we sold Royal Dutch and Texaco, but added to the Exxon position to maintain a market weighting in the sector. We also sold Ford, added to Chrysler and bought Texas Instruments. We continue to find the current valuations in finance and utilities attractive and are overweight in these sectors. The Portfolio is underweight in health care, consumer-staples, and technology. With the run-up in the market, we have continued to increase the yield in the Portfolio and decrease the expected volatility.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                     VALUE
    SHARES                                           (000)
----------                                         ---------
 COMMON STOCKS (96.8%)
   AEROSPACE (2.4%)
    22,100    United Technologies Corp.            $   2,655
                                                   ---------
   BANKING (11.8%)
    19,250    BankAmerica Corp.                        1,581
    26,200    Bankers Trust (New York) Corp.           2,060
    29,200    Chase Manhattan Corp.                    2,340
    47,400    First of America Bank Corp.              2,494
    37,650    Mellon Bank Corp.                        2,231
    63,800    PNC Bank Corp.                           2,129
                                                   ---------
                                                      12,835
                                                   ---------
   CAPITAL GOODS (2.2%)
    55,700    Deere & Co.                              2,339
                                                   ---------
   CHEMICALS (4.2%)
    36,575    Eastman Chemical Co.                     2,135
    65,100    Monsanto Co.                             2,376
                                                   ---------
                                                       4,511
                                                   ---------
   COMMUNICATIONS (6.1%)
    48,700    AT&T Corp.                               2,545
    40,800    NYNEX Corp.                              1,775
    59,000    Sprint Corp.                             2,294
                                                   ---------
                                                       6,614
                                                   ---------
   CONSUMER-DURABLES (3.7%)
    67,100    Chrysler Corp.                           1,921
    44,100    General Motors Corp.                     2,117
                                                   ---------
                                                       4,038
                                                   ---------
   CONSUMER-RETAIL (4.8%)
    40,000    J.C. Penney Co., Inc.                    2,165
    30,300    TJX Companies, Inc.                      1,087
    97,100    Woolworth Corp.                          2,003
                                                   ---------
                                                       5,255
                                                   ---------
   CONSUMER-SERVICE & GROWTH (3.3%)
    21,400    Eastman Kodak Co.                        1,680
    96,400    Ogden Corp.                              1,940
                                                   ---------
                                                       3,620
                                                   ---------
   CONSUMER-STAPLES (8.9%)
    52,500    American Brands, Inc.                    2,218
   117,600    Fleming Cos., Inc.                       2,043
    28,800    Philip Morris Cos., Inc.                 2,585
   107,800    RJR Nabisco Holdings Corp.               2,803
                                                   ---------
                                                       9,649
                                                   ---------

                                                     VALUE
    SHARES                                           (000)
----------                                         ---------
   ENERGY (7.6%)
    56,100    Ashland, Inc.                        $   2,230
    21,500    Atlantic Richfield Co.                   2,741
    39,200    Exxon Corp.                              3,263
                                                   ---------
                                                       8,234
                                                   ---------
   FINANCIAL-DIVERSIFIED (2.5%)
    37,050    Student Loan Marketing Association       2,765
                                                   ---------
   HEALTH CARE (4.0%)
    60,900    Bausch & Lomb, Inc.                      2,238
    45,700    Baxter International, Inc.               2,136
                                                   ---------
                                                       4,374
                                                   ---------
   INDUSTRIAL (3.9%)
   112,100    Hanson plc ADR                           1,387
    49,900    Rockwell International Corp.             2,813
                                                   ---------
                                                       4,200
                                                   ---------
   INSURANCE (5.7%)
    55,500    American General Corp.                   2,095
    46,200    Lincoln National Corp.                   2,027
    36,400    St. Paul Cos., Inc.                      2,020
                                                   ---------
                                                       6,142
                                                   ---------
   METALS (2.3%)
    38,800    Phelps Dodge Corp.                       2,488
                                                   ---------
   PAPER & PACKAGING (5.2%)
    78,900    Louisiana-Pacific Corp.                  1,795
    45,800    Weyerhauser Co.                          2,112
    26,600    Willamette Industries, Inc.              1,742
                                                   ---------
                                                       5,649
                                                   ---------
   TECHNOLOGY (6.1%)
    49,500    Apple Computer, Inc.                     1,095
    44,300    Harris Corp.                             2,885
    48,689    Texas Instruments, Inc.                  2,684
                                                   ---------
                                                       6,664
                                                   ---------
   TRANSPORTATION (3.8%)
    25,200    AMR Corp.                                2,007
    72,600    Ryder System, Inc.                       2,151
                                                   ---------
                                                       4,158
                                                   ---------

                                                     VALUE
    SHARES                                           (000)
----------                                         ---------
   UTILITIES (8.3%)
    67,700    GPU, Inc.                            $   2,082
    59,400    NIPSCO Industries, Inc.                  2,124
    87,900    Pinnacle West Capital Corp.              2,604
    55,100    Texas Utilities Co.                      2,183
                                                   ---------
                                                       8,993
                                                   ---------
TOTAL COMMON STOCKS (Cost $93,150)                   105,183
                                                   ---------
   FACE
  AMOUNT
  (000)
----------

 SHORT-TERM INVESTMENT (3.7%)
   REPURCHASE AGREEMENT (3.7%)
$    3,974    Chase Securities, Inc. 5.40%,
               dated 9/30/96, due 10/01/96, to
               be repurchased at $3,975,
               collateralized by $2,925 U.S.
               Treasury Bonds, 10.625%, due
               8/15/15, valued at $4,026 (Cost
               $3,974)                                 3,974
                                                   ---------
TOTAL INVESTMENTS (100.5%) (Cost $97,124)            109,157
                                                   ---------
OTHER ASSETS AND LIABILITIES (-0.5%)
 Other Assets                                          4,434
 Liabilities                                          (4,974)
                                                   ---------
                                                        (540)
                                                   ---------
NET ASSETS (100%)                                  $ 108,617
                                                   ---------
                                                   ---------
 CLASS A:
NET ASSETS                                          $106,082
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
  Applicable to 7,372,729 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)        $14.39
                                                   ---------
                                                   ---------
 CLASS B:
NET ASSETS                                            $2,535
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
  Applicable to 176,342 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)        $14.37
                                                   ---------
                                                   ---------

----------------------------------
ADR -- American Depositary Receipt